Exhibit 4.05

Location: US

JAMDAT MOBILE INC.

NONQUALIFIED STOCK OPTION GRANT

2004 EQUITY INCENTIVE PLAN

«First»«Middle»«Last»

JAMDAT Mobile Inc., a Delaware corporation, (the “Company”) hereby grants to the optionee named above (the “Optionee”), a non-qualified stock option grant (the “Option”) under the Company’s 2004 Equity Incentive Plan (the “Plan”), to purchase the total number of shares set forth below of common stock of the Company (the “Option Shares”) at the exercise price set forth below (the “Exercise Price”). The Option is subject to all the terms and conditions of the Nonqualified Stock Option Grant including the terms and conditions in the attached Appendix A (the “Grant”) and the Plan, the provisions of which are incorporated herein by reference. The principal features of the option are as follows:

Number of Option Shares:	«Shares»	Exercise Price per Share:	$

Date of Grant:		Expiration Date:

Vest Start Date:

Subject to the terms and conditions of the Plan and the Grant, these Options will first vest and become exercisable as to 24%, 12 months from Vest Start Date and will then vest 2% on the first calendar day of each month thereafter for 38 months. Optionee may then exercise the option with respect to vested Option Shares at any time until expiration or termination.

The Optionee shall be deemed to have worked a calendar month if Optionee has worked any portion of that month. Only vested Options may be exercised. Vesting will continue in accordance with the Grant schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum vesting period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THE OPTION.

JAMDAT MOBILE INC.

By:
Title:

ACCEPTANCE:

Optionee hereby acknowledges that a copy of the Plan and a copy of the Prospectus as amended are available upon request from the Administrator and can be delivered electronically. Optionee represents that Optionee has read and understands the terms and conditions thereof, and accepts the Option subject to all the terms and conditions of the Plan and the Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option and that Optionee should consult a tax advisor prior to such exercise.

Signature:

Appendix A

JAMDAT MOBILE INC.

Nonqualified Stock Option (the “Option”) Terms and Conditions (US)

Under the 2004 Equity Incentive Plan

1. Form of Option Grant. Each Option granted under the Plan shall be evidenced by a Stock Option Grant (the “Grant”) in such form (which need not be the same for each Optionee) as the Administrator shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of the Plan. Grants may be evidenced by paper copy or electronic copy.

2. Date of Grant. The date of grant of the Option shall be the date on which the Administrator makes the determination to grant such Option unless otherwise specified by the Administrator. The Grant representing the Option will be delivered to Optionee within a reasonable time after the granting of the Option. Copies of the Plan and Prospectus are available from the Administrator. Delivery may be made either by paper copy or electronically.

3. Exercise Price. The exercise price of the Option shall be determined by the Administrator on the date the Option is granted.

4. Exercise Period. Options shall be exercisable within the times or upon the events determined by the Administrator as set forth in the Grant; provided, however, that no Option shall be exercisable after the expiration of 10 years from the date the Option is granted.

5. Restrictions on Exercise. Exercise of the Option is subject to the following limitations:

(a) The Option may not be exercised until the Plan has been approved by the stockholders of the Company as set forth in the Plan.

(b) The Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed, as they are in effect on the date of exercise.

6. Cancellation of Option.

(a) Except as provided in this section, the Option shall be cancelled in whole if Optionee is terminated and may not be exercised to the extent cancelled. If the Optionee is terminated for any reason except by death, disability or Retirement, the Option, to the extent it is exercisable on the Termination Date, may be exercised by the Optionee within 3 months after the Termination Date, but in no event later than the Expiration Date;

(b) Except as provided in this subsection, the Option shall be cancelled in part, if Optionee ceases to be a full-time employee, but remains an employee of the Optionee’s employer, and may not be exercised to the extent cancelled. If the Optionee ceases to be a full-time employee for any reason other than disability, the Option, to the extent it is exercisable on the date on which the Optionee ceases to be a full-time employee, may be exercised by the Optionee within three months after the Termination Date, but in no event later than the Expiration Date:

(i) Unless otherwise required by local law, an Optionee shall be deemed to be a “full-time” employee if Optionee works not less than 40 hours per week;

(ii) Except to the extent the Option is cancelled in accordance with subsection (b)(iii) below, the Option shall continue to vest in equal monthly amounts from the Termination Date up to 50 calendar months from the vest start date set forth in the Grant (the “Vest Start Date”), provided the Optionee is continuously employed during the period; and

(iii) The number of Option Shares under the Option that shall be cancelled in accordance with this subsection will be determined by multiplying the total number of Option Shares by the result of the following formula:

Total number of unvested Option Shares multiplied by [[X minus Y] divided by X] Where X equals the number of hours in Optionee’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Optionee’s regularly-scheduled workweek after ceasing to be a full-time employee.

(c) If the Optionee’s employment with the Company is terminated because of the Retirement of the Optionee, as defined below, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee at any time prior to the earlier of (i) expiration of 60 months from the Termination Date, and (ii) the Expiration Date. For the purposes of this Paragraph 6(c) “Retirement” means voluntary termination of employment with the Company by Optionee if Optionee’s age added to Optionee’s years of Service with the Company equals or exceeds 60 and Optionee has at least 10 years of service with the Company. For the purposes of this Paragraph 6(c), “Service” means employment from date of hire to Termination Date plus any previous employment with the Company where the previous employment period was at least 12 months (exclusive of any extended non-medical leaves of absence) and exceeded the length of time between Optionee’s previous and current employment with the Company.

(d) If the Optionee is Terminated because of the death of the Optionee or permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative) at any time prior to the expiration of 12 months after the Termination Date, but in any event no later than the Expiration Date.

(e) Notwithstanding the provisions in subsection 6(a) above, if the Optionee’s employment is terminated for Cause, the Option may not be exercised to any extent whatsoever and any and all rights and claims Optionee may have to any Option Shares, or value attributable to any Option Shares upon vesting is hereby revoked.

(f) Notwithstanding the provisions in subsection 6(a) above, if (i) the Optionee’s employment with the Company is terminated other than for Cause, (ii) the Optionee was subject to the Company’s “trading window” (as described in the Company’s policy on securities trades by Company personnel) at the time his or her employment was terminated, and (iii) the “trading window” was closed at the time the Optionee’s employment was terminated and remained closed during the entire Post-Termination Exercise Period (thereby preventing the immediate resale of Shares acquired upon exercise of the Option), then the Option, to the extent it is exercisable on the Termination Date, shall remain exercisable until 10 days after the date the Optionee is notified by the Company that the “trading window” has been opened; provided, however, that no Option will be exercisable later than the Expiration Date.

(g) Nothing in the Plan or the Grant shall confer on Optionee any right to continue in the employ of, or other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Optionee’s employment or other relationship at any time, with or without cause.

7. Manner of Exercise.

(a) The Option shall be exercisable by delivery to the Company of written notice in the form attached hereto as Exhibit A, or in such other form as may be approved by the Administrator, which shall set forth the Optionee’s election to exercise the Option, the number of Option Shares being purchased, and such other representations and agreements as to the Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.

(b) Such notice shall be accompanied by full payment of the Exercise Price (i) in cash; (ii) by tender of shares of Common Stock of the Company having a fair market value equal to the Exercise Price; or (iii) a combination of the foregoing, provided that a portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash or other legal consideration.

(c) Prior to the exercise of the Option, the Optionee must pay or make adequate arrangements satisfactory to the Company and the Optionee’s employer for any income tax, social insurance, payroll tax, payment on account or other applicable tax-related withholding (“Tax Items”) legally due by the Optionee.

(d) Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Option Shares registered in the name of the Optionee or the Optionee’s legal representative.

8. Compliance with Laws and Regulations. The issuance and transfer of Option Shares shall be subject to compliance by the Company and the Optionee with all applicable requirements of federal and state laws and with all applicable requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed at the time of such issuance or transfer.

9. Nontransferability of Option. No Option or Stock Purchase Right may be sold, pledged, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent and distribution or as determined by the Administrator and set forth in the written grant with respect to Stock Purchase Rights and Options that are not Incentive Stock Options.

10. Tax Consequences. Set forth below is a brief summary as of the date the form of grant was adopted of some of the federal and California tax consequences of exercise of the Option and disposition of the Shares. Additional information is included in the Prospectus for the Plan, as amended. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

(a) Exercise. Upon exercise, Optionee will recognize compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. The Company may be required to withhold from Optionee’s compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

(b) Disposition of the Shares. For federal tax purposes, if the Shares are held for less than 12 months after the date of transfer of the Shares pursuant to the exercise of a nonqualified stock option, any gain realized on the disposition of the Shares will be treated as a short-term capital gain. If the Shares are held for more than 12 months any such gain will be treated as long-term capital gain.

11. Authority of the Board and the Administrator. Any dispute regarding the interpretation of the Grant shall be submitted by Optionee, Optionee’s employer, or the Company, forthwith to the Board or the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on the Optionee, Optionee’s employer, and/or the Company.

12. Entire Agreement. The Plan is available upon request from the Administrator. The Grant, the Plan and the written notice and agreement attached as Exhibit A constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

Location: Canada

JAMDAT MOBILE INC.

NONQUALIFIED STOCK OPTION GRANT

2004 EQUITY INCENTIVE PLAN

«First» «Middle» «last»

JAMDAT Mobile Inc., a Delaware corporation, (the “Company”) hereby grants to the optionee named above (the “Optionee”), a non-qualified stock option grant (the “Option”) under the Company’s 2004 Equity Incentive Plan (the “Plan”), to purchase the total number of shares set forth below of common stock of the Company (the “Option Shares”) at the exercise price set forth below (the “Exercise Price”). The Option is subject to all the terms and conditions of the Nonqualified Stock Option Grant including the terms and conditions in the attached Appendix A (the “Grant”) and the Plan, the provisions of which are incorporated herein by reference. The principal features of the option are as follows:

Number of Option Shares:	«Number_of_Option_Shares»	Exercise Price per Share:	$

Date of Grant:		Expiration Date:

Vest Start Date:

Subject to the terms and conditions of the Plan and the Grant, these Options will first vest and become exercisable as to 24%, 12 months from Vest Start Date and will then vest 2% on the first calendar day of each month thereafter for 38 months. Optionee may then exercise the option with respect to vested Option Shares at any time until expiration or termination.

The Optionee shall be deemed to have worked a calendar month if Optionee has worked any portion of that month. Only vested Options may be exercised. Vesting will continue in accordance with the Grant schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum vesting period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THE OPTION.

JAMDAT MOBILE INC.

By:
Title:

ACCEPTANCE:

Optionee hereby acknowledges that a copy of the Plan and a copy of the Prospectus as amended are available upon request from the Administrator and can be delivered electronically. Optionee represents that Optionee has read and understands the terms and conditions thereof, and accepts the Option subject to all the terms and conditions of the Plan and the Grant. Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option and that Optionee should consult a tax advisor prior to such exercise. It is the express wish of the parties that this agreement and any related documents be drawn up and executed in English. Les parties conviennent que la présente convention et tous les documents s’y rattachant soient rédigés et signés en anglais.

Signature:

Appendix A

JAMDAT MOBILE INC.

Nonqualified Stock Option (the “Option”) Terms and Conditions (Canada)

Under the 2004 Equity Incentive Plan

•	Form of Option Grant. Each Option granted under the Plan shall be evidenced by a Stock Option Grant (the “Grant”) in such form (which need not be the same for each Optionee) as the Administrator shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of the Plan. Grants may be evidenced by paper copy or electronic copy.

•	Date of Grant. The date of grant of the Option shall be the date on which the Administrator makes the determination to grant such Option unless otherwise specified by the Administrator. The Grant representing the Option will be delivered to Optionee within a reasonable time after the granting of the Option. Copies of the Plan and Prospectus are available from the Administrator. Delivery may be made by either paper copy or electronically.

•	Exercise Price. The exercise price of the Option shall be determined by the Administrator on the date the Option is granted.

•	Exercise Period. Options shall be exercisable within the times or upon the events determined by the Administrator as set forth in the Grant; provided, however, that no Option shall be exercisable after the expiration of 10 years from the date the Option is granted.

•	Restrictions on Exercise. Exercise of the Option is subject to the following limitations:

•    the Option may not be exercised until the Plan has been approved by the stockholders of the Company as set forth in the Plan; and

•    the Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed, as they are in effect on the date of exercise.

•	Acknowledgments and Waiver. The Optionee agrees and acknowledges that:

•    The Plan is established voluntarily by the Company, it is discretionary in nature and the Company can amend, suspend or cancel it at any time, except as otherwise provided in this agreement or the Plan;

•    The grant of the Option is voluntary and occasional and does not create any contractual or other right to receive future rights to Options or benefits in lieu thereof, even if Options have been granted repeatedly in the past;

•    The right to Options under the Plan is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, bonuses, pension or retirement benefits or similar payments and in no event should be considered as payment for past services to the Company or the employer;

•    The future value of the shares underlying the Option is unknown and cannot be predicted with certainty;

•    No claim or entitlement to compensation or damages arises from the termination of the right to Options or diminution in value of the shares underlying the Option or purchased under the Plan and the Optionee irrevocably releases the Company and the Optionee’s employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by agreeing to this Option, Optionee shall be deemed irrevocably to have waived his or her entitlement to pursue such claim;

•    The Optionee’s participation in the Plan shall not create a right to further employment with the Company or the Optionee’s employer and shall not interfere with the ability of the Company or the Optionee’s employer to terminate the employment relationship at any time; and

•    The Option is an extraordinary item that does not constitute compensation of any kind for services of any kind rendered to Company or to Optionee’s employer.

•	Cancellation of Option.

•    Except as provided in this section, the Option shall be cancelled in whole if Optionee is terminated and may not be exercised to the extent cancelled. If the Optionee is terminated for any reason except by death, disability or Retirement, the Option, to the extent it is exercisable on the Termination Date, may be exercised by the Optionee within 3 months after the Termination Date, but in no event later than the Expiration Date.

•    Except as provided in this subsection, the Option shall be cancelled in part, if Optionee ceases to be a full-time employee, but remains an employee of the Optionee’s employer, and may not be exercised to the extent cancelled. If the Optionee ceases to be a full-time employee for any reason other than disability, the Option, to the extent it is exercisable on the date on which the Optionee ceases to be a full-time employee, may be exercised by the Optionee within 3 months after the Termination Date, but in no event later than the Expiration Date:

•    Unless otherwise required by local law, an Optionee shall be deemed to be a “full-time” employee if Optionee works not less than 40 hours per week;

•    Except to the extent the Option is cancelled in accordance with subsection (b)(iii) below, the Option shall continue to vest in equal monthly amounts from the Termination Date up to 50 calendar months from the vest start date set forth in the Grant (the “Vest Start Date”), provided the Optionee is continuously employed during the period; and

•    The number of Option Shares under the Option that shall be cancelled in accordance with this subsection will be determined by multiplying the total number of Option Shares by the result of the following formula:

Total number of unvested Option Shares multiplied by [[X minus Y] divided by X]

Where X equals the number of hours in Optionee’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Optionee’s regularly-scheduled workweek after ceasing to be a full-time employee.

•    If the Optionee’s employment with the Company is terminated because of the Retirement of the Optionee, as defined below, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee at any time prior to the earlier of (i) expiration of 60 months from the Termination Date, and (ii) the Expiration Date. For the purposes of this Paragraph 7(c) “Retirement” means voluntary termination of employment with the Company by Optionee if Optionee’s age added to Optionee’s years of Service with the Company equals or exceeds 60 and Optionee has at least 10 years of service with the Company. For the purposes of this Paragraph 7(c), “Service” means employment from date of hire to Termination Date plus any previous employment with the Company where the previous employment period was at least 12 months (exclusive of any extended non-medical leaves of absence) and exceeded the length of time between Optionee’s previous and current employment with the Company.

•    If the Optionee is Terminated because of the death of the Optionee or total and permanent disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative) at any time prior to the expiration of 12 months after the Termination Date, but in any event no later than the Expiration Date.

•    Notwithstanding the provisions in subsection 7(a) above, if the Optionee’s employment is terminated for Cause, the Option may not be exercised to any extent whatsoever and any and all rights and claims Optionee may have to any Option Shares, or value attributable to any Option Shares upon vesting is hereby revoked.

•    Notwithstanding the provisions in subsection 7(a) above, if (i) the Optionee’s employment with the Company is terminated other than for Cause, (ii) the Optionee was subject to the Company’s “trading window” (as described in the Company’s policy on securities trades by Company personnel) at the time his or her employment was terminated, and (iii) the “trading window” was closed at the time the Optionee’s employment was terminated and remained closed during the entire Post-Termination Exercise Period (thereby preventing the immediate resale of Shares acquired upon exercise of the Option), then the Option, to the extent it is exercisable on the Termination Date, shall remain exercisable until 10 days after the date the Optionee is notified by the Company that the “trading window” has been opened; provided, however, that no Option will be exercisable later than the Expiration Date.

•    Manner of Exercise.

•    The Option shall be exercisable by delivery to the Company of written notice in the form attached hereto as Exhibit A, or in such other form as may be approved by the Administrator, which shall set forth the Optionee’s election to exercise the Option, the number of Option Shares being purchased, and such other representations and agreements as to the Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.

•    Such notice shall be accompanied by full payment of the Exercise Price (i) in cash; (ii) by tender of shares of Common Stock of the Company having a fair market value equal to the Exercise Price; or (iii) a combination of the foregoing, provided that a portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash or other legal consideration.

•    Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Option Shares registered in the name of the Optionee or the Optionee’s legal representative.

•	Governing Law. The Grant as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California, United States.

•	Translation. If the Optionee has received this or any other document related to the Plan that is translated into a language other than English and if the translated version is different from the English version, the English version will take precedence.

•	Tax Consequences. Set forth below is a brief summary as of the date of the form of grant was adopted some of the federal and provincial tax consequences of exercise of the Option and disposition of the Shares. Additional information is included in the Prospectus for the Plan, as amended. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THE OPTION OR DISPOSING OF THE SHARES.

•    Exercise. Upon exercise, Optionee will recognize employment income in an amount equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price for those Shares. Optionee may defer the income tax on the first C$100,000 worth of shares (but not any CPP contributions) imposed on the gain until the earliest of the time that he or she (1) sells the shares acquired upon exercise of your option, (2) dies, or (3) becomes a non-resident of Canada. To be eligible for this deferral, Optionee must file an election with his or her employer by January 15 of the year following the year in which you acquire shares upon exercise of your option. An Optionee who deals at arms-length with the Company and any parent or Subsidiary at the time immediately after this agreement was made, may deduct an amount in computing their taxable income equal to 1/2 of the amount of the excess referred to above. Optionee represents that Optionee has consulted any tax consultant(s) Optionee deems advisable in connection with the purchase of the Shares.

•    Disposition of the Shares. For federal and provincial tax purposes, any gain or loss on the disposition of the shares will be measured from the adjusted cost base of the shares, which will be equal to their fair market value at the date of exercise. The resulting gain or loss will likely qualify for capital gains treatment (i.e. only 1/2 must be included income), provided the holder is not a trader or dealer in securities.

•	Data Privacy. As a condition of participating in the Plan, the Optionee:

•    explicitly and unambiguously consents to the collection, use, processing, and transfer, in electronic or other form, of personal data described in this section by, as applicable, the employer of the Optionee, and the Company and any of its Subsidiaries or affiliates for the exclusive purpose of administering the Optionee’s participation in the Plan;

•    understands that the Company, the Optionee’s employer and any of its Subsidiaries or affiliates may hold certain personal information about the Optionee, including the Optionee’s name, home address and telephone number, date of birth, social security number or other identification number, nature and amount of compensation, nationality, job title, any shares or directorships held in the Company, details of all Options or any other entitlement to shares awarded, canceled, purchased, or outstanding in the Optionee’s favor, for the purpose of administering the Plan (“Data”);

•    understands that Data may be transferred to any third parties assisting the Company in the administration of the Plan;

•    understands that the recipients of Data may be located in the Optionee’s country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country of residence;

•    authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of administering the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan to a broker or other third party with whom the Optionee may elect to open an account in connection with the receipt of proceeds of the sale of Shares;

•    understands that Data will be held only as long as necessary to administer the Optionee’s participation in the Plan;

•    understands that the Optionee may, at any time, review Data, require any necessary amendments to Data or withdraw the consents herein in writing by contacting the Company; and

•    understands that withdrawing the Optionee’s consent may affect the Optionee’s ability to participate in the Plan.

•	Nontransferability of Option. No Option may be sold, pledged, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution or as determined by the Administrator and set forth in the Grant.

•	Exclusion of Option From Notice Period. The period of continuous employment for the purposes of the Grant shall be the period commencing on the Vest Start Date and ending on the Termination Date, or if earlier, the date on which the Optionee’s employer gives notice of Termination (the “Vest End Date”). In no event shall vesting of the Option extend beyond the Vest End Date, nor shall any potential value of the Option after the Vest End Date be considered in determining any notice or compensation in lieu of notice that may be required or given upon Termination. Optionee agrees that this provision is a condition to the Grant and hereby waives any and all rights and claims Optionee may have to any Option Shares, or value attributable to any Option Shares, which would have under any circumstances vested after the Vest End Date.

•	Authority of the Board and the Administrator. Any dispute regarding the interpretation of the Grant shall be submitted by Optionee, Optionee’s employer, or the Company, forthwith to the Board or the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on the Optionee, Optionee’s employer, and/or the Company.

•	Entire Agreement. The Plan is available upon request from the Administrator. The Grant, the Plan and the written notice and agreement attached as Exhibit A constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

Location: Int’l

JAMDAT MOBILE INC.

NONQUALIFIED STOCK OPTION GRANT

2004 EQUITY INCENTIVE PLAN

«First»«Middle»«Last»

JAMDAT Mobile Inc., a Delaware corporation, (the “Company”) hereby grants to the individual named above (the “Optionee”), a nonqualified Option under the Company’s 2004 Equity Incentive Plan (the “Plan”), to purchase the total number of shares set forth below of common stock of the Company (the “Option Shares”) at the Exercise Price set forth below. The Option is subject to all the terms and conditions of the Nonqualified Stock Option Grant including the terms and conditions in the attached Appendix A (the “Grant”) and the Plan, the provisions of which are incorporated herein by reference. All capitalized terms used in this Grant that are not defined herein have the meanings defined in the Plan. The principal features of the option are as follows:

Number of Option Shares:	«Shares»	Exercise Price per Share:	$

Date of Grant:		Expiration Date:

Vest Start Date:

Subject to the terms and conditions of the Plan and the Grant, the Option will first vest and become exercisable as to 24%, 12 months from Vest Start Date and will then vest 2% on the first calendar day of each month thereafter for 38 months. The Optionee may then exercise the Option to the extent it has become vested, at any time until expiration or cancellation.

The Optionee shall be deemed to have worked a calendar month if Optionee has worked any portion of that month. Only vested Options may be exercised. Vesting will continue in accordance with the Grant schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum vesting period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THE OPTION.

JAMDAT MOBILE INC.

By:
Title:

ACCEPTANCE:

The Optionee acknowledges the receipt of the Grant under the Plan. The Optionee acknowledges that a copy of the Plan and a copy of the prospectus as amended are available upon request from the Administrator and can be delivered electronically. Optionee represents that Optionee has read and understands the contents of the Plan, the prospectus, and the Grant, and accepts the Option subject to all the terms and conditions of the Plan and the Grant. The Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option and that Optionee should consult a tax advisor prior to any exercise.

Signature:

Appendix A

JAMDAT MOBILE INC.

Nonqualified Stock Option Terms and Conditions (Intl.)

Under the 2004 Equity Incentive Plan

13. Form of Option Grant. The Option granted under the Plan shall be evidenced by a written Stock Option Grant (the “Grant”) in such form (which need not be the same for each Optionee) as the Administrator shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of the Plan. Grants may be evidenced by paper copy or electronic copy.

14. Date of Grant. The date of grant of the Option will be the date on which the Administrator makes the determination to grant such Option unless otherwise specified by the Administrator. The Grant representing the Option will be delivered to Optionee within a reasonable time after the granting of the Option. Delivery may be made by either paper copy or electronic copy.

15. Exercise Price. The Administrator shall determine the exercise price of the Option on the date the Option is granted.

16. Exercise Period. Options shall be exercisable within the times or upon the events determined by the Administrator as set forth in the Grant; provided, however, that no Option shall be exercisable after the expiration of 10 years from the date the Option is granted (the “Expiration Date”).

17. Restrictions on Exercise. Exercise of the Option is subject to the following limitations:

(a) the Option may not be exercised until the Plan has been approved by the stockholders of the Company as set forth in the Plan; and

(b) the Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed, as they are in effect on the date of exercise.

18. Acknowledgments and Waiver. The Optionee agrees and acknowledges that:

(a) the Plan is discretionary and the Company can amend or cancel it at any time;

(b) participation in the Plan is voluntary and does not create any contractual or other right to receive future rights to purchase shares;

(c) the right to purchase shares under the Plan is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, bonuses, pension or retirement benefits or similar payments;

(d) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty;

(e) no claim or entitlement to compensation or damages arises from the termination of the right to purchase shares or diminution in value of the shares purchased under the Plan and the Optionee irrevocably releases the Company and the Optionee’s employer from any such claim that may arise; and

(f) the Optionee’s participation in the Plan shall not create a right to further employment with the Optionee’s employer and shall not interfere with the ability of the Optionee’s employer to terminate the employment relationship at any time.

19. Cancellation of Option.

(a) Except as provided in this section, the Option shall be cancelled in whole if Optionee is terminated and may not be exercised to the extent cancelled. If the Optionee is terminated for any reason except by death, disability or Retirement, the Option, to the extent it is exercisable on the Termination Date, may be exercised by the Optionee within 3 months after the Termination Date, but in no event later than the Expiration Date;

(b) Except as provided in this subsection, the Option shall be cancelled in part, if Optionee ceases to be a full-time employee, but remains an employee of the Optionee’s employer, and may not be exercised to the extent cancelled. If the Optionee ceases to be a full-time employee for any reason other than disability, the Option, to the extent it is exercisable on the date on which the Optionee ceases to be a full-time employee, may be exercised by the Optionee within three months after the Termination Date, but in no event later than the Expiration Date:

(i) Unless otherwise required by local law, an Optionee shall be deemed to be a “full-time” employee if Optionee works not less than 40 hours per week;

(ii) Except to the extent the Option is cancelled in accordance with subsection (b)(iii) below, the Option shall continue to vest in equal monthly amounts from the Termination Date up to 50 calendar months from the vest start date set forth in the Grant (the “Vest Start Date”), provided the Optionee is continuously employed during the period; and

(iii) The number of Option Shares under the Option that shall be cancelled in accordance with this subsection will be determined by multiplying the total number of Option Shares by the result of the following formula:

Total number of unvested Option Shares multiplied by [[X minus Y] divided by X]

Where X equals the number of hours in Optionee’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Optionee’s regularly-scheduled workweek after ceasing to be a full-time employee.

(c) If the Optionee’s employment with the Company is terminated because of the Retirement of the Optionee, as defined below, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee at any time prior to the earlier of (i) expiration of 60 months from the Termination Date, and (ii) the Expiration Date. For the purposes of this Paragraph 7(c) “Retirement” means voluntary termination of employment with the Company by Optionee if Optionee’s age added to Optionee’s years of Service with the Company equals or exceeds 60 and Optionee has at least 10 years of service with the Company. For the purposes of this Paragraph 7(c), “Service” means employment from date of hire to Termination Date plus any previous employment with the Company where the previous employment period was at least 12 months (exclusive of any extended non-medical leaves of absence) and exceeded the length of time between Optionee’s previous and current employment with the Company.

(d) If the Optionee is Terminated because of the death of the Optionee or permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative) at any time prior to the expiration of 12 months after the Termination Date, but in any event no later than the Expiration Date.

(e) Notwithstanding the provisions in subsection 7(a) above, if the Optionee’s employment is terminated for Cause, the Option may not be exercised to any extent whatsoever and any and all rights and claims Optionee may have to any Option Shares, or value attributable to any Option Shares upon vesting is hereby revoked.

(f) Notwithstanding the provisions in subsection 6(a) above, if (i) the Optionee’s employment with the Company is terminated other than for Cause, (ii) the Optionee was subject to the Company’s “trading window” (as described in the Company’s policy on securities trades by Company personnel) at the time his or her employment was terminated, and (iii) the “trading window” was closed at the time the Optionee’s employment was terminated and remained closed during the entire Post-Termination Exercise Period (thereby preventing the immediate resale of Shares acquired upon exercise of the Option), then the Option, to the extent it is exercisable on the Termination Date, shall remain exercisable until 10 days after the date the Optionee is notified by the Company that the “trading window” has been opened; provided, however, that no Option will be exercisable later than the Expiration Date.

20. Manner of Exercise.

(a) The Option shall be exercisable by delivering to the Company a written notice in the form attached hereto as Exhibit A, or in such other form as may be approved by the Administrator, which shall set forth the Optionee’s election to exercise the Option, the number of Option Shares being purchased, and such other representations and agreements as to the Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.

(b) Such notice shall be accompanied by full payment of the Exercise Price (i) in cash; (ii) by tender of shares of Common Stock of the Company having a fair market value equal to the Exercise Price; or (iii) a combination of the foregoing, provided that a portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash or other legal consideration.

(c) Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Option Shares registered in the name of the Optionee or the Optionee’s legal representative.

21. Governing Law. The Grant as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California, United States.

22. Translation. If the Optionee has received this or any other document related to the Plan that is translated into a language other than English and if the translated version is different from the English version, the English version will take precedence.

23. Tax Withholding.

(a) The Company will assess its requirements regarding tax, social insurance, and other applicable taxes (“Tax Items”) in connection with the Option. These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s actions in this regard, the Optionee hereby acknowledges and agrees that the ultimate liability for Tax Items is the responsibility of the Optionee and that the Company and/or the Optionee’s employer:

(i) make no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Grant, including the grant or exercise of the purchase rights and the subsequent sale of shares acquired under the Plan; and

(ii) do not commit to structure the terms of the Grant or any aspect of the Option to reduce or eliminate the Optionee’s liability for Tax Items.

(b) Prior to the issuance of the Option Shares upon exercise of the Option, the Optionee must pay or make adequate provisions for the withholding of Tax Items. The Optionee authorizes the Company and/or the Optionee’s employer to withhold all applicable Tax Items legally payable by the Optionee from the compensation paid to the Optionee by the Company and/or the Optionee’s employer or from proceeds of sale. Alternatively, or in addition, if permissible under local law, the Company may sell or arrange for the sale of shares that the Optionee is due to acquire to meet the minimum withholding obligation for Tax Items. The Company or the Optionee’s employer will repay to the Optionee any estimated withholding which is not required in satisfaction of any Tax Items. The Optionee shall pay to the Company or the Optionee’s employer any amount of any Tax Items that the Company or the Optionee’s employer may be required to withhold as a result of the Optionee’s participation in the Plan or the Optionee’s purchase of shares that cannot be satisfied by the means previously described.

24. Data Privacy. As a condition of participating in the Plan, the Optionee:

(a) consents to the collection, use, processing, and transfer, in electronic or other form, of personal data described in this section by, as applicable, the employer of the Optionee, and the Company and any of its Subsidiaries or affiliates for the exclusive purpose of administering the Optionee’s participation in the Plan;

(b) understands that the Company, the Optionee’s employer and any of its Subsidiaries or affiliates may hold certain personal information about the Optionee, including the

Optionee’s name, home address and telephone number, date of birth, social security number or other identification number, nature and amount of compensation, nationality, job title, any shares or directorships held in the Company, details of all purchase rights or any other entitlement to shares awarded, canceled, purchased, or outstanding in the Optionee’s favor, for the purpose of administering the Plan (“Data”);

(c) understands that Data may be transferred to any third parties assisting the Company in the administration of the Plan;

(d) understands that the recipients of Data may be located in the Optionee’s country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country of residence;

(e) authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of administering the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares on the Optionee’s behalf to a broker or other third party with whom the Optionee may elect to deposit any shares acquired pursuant to the Plan;

(f) understands that Data will be held only as long as necessary to administer the Optionee’s participation in the Plan;

(g) understands that the Optionee may, at any time, review Data, require any necessary amendments to Data or withdraw the consents herein in writing by contacting the Company; and

(h) understands that withdrawing the Optionee’s consent may affect the Optionee’s ability to participate in the Plan.

25. Nontransferability of Option. No Option may be sold, pledged, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent and distribution or as determined by the Administrator and set forth in the Grant.

26. Exclusion of Option From Notice Period. The period of continuous employment for the purposes of the Grant shall be the period commencing on the Vest Start Date and ending on the Termination Date, or if earlier, the date on which the Optionee’s employer gives notice of Termination (the “Vest End Date”). In no event shall vesting of the Option extend beyond the Vest End Date, nor shall any potential value of the Option after the Vest End Date be considered in determining any notice or compensation in lieu of notice that may be required or given upon Termination. Optionee agrees that this provision is a condition to the Grant and hereby waives any and all rights and claims Optionee may have to any Option Shares, or value attributable to any Option Shares, which would have under any circumstances vested after the Vest End Date.

27. Authority of the Board and the Administrator. Any dispute regarding the interpretation of the Grant shall be submitted by Optionee, Optionee’s employer, or the Company, forthwith to the Board or the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on the Optionee, Optionee’s employer, and/or the Company.

28. Entire Agreement. The Plan is available upon request from the Administrator. The Grant, the Plan and the written notice and agreement attached as Exhibit A constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

29. Notice. Copies of the Plan, prospectus, the Company’s annual report, and the Company’s financial statements are available at no charge by submitting a request to the Administrator.

JAMDAT MOBILE INC.

STOCK OPTION EXERCISE NOTICE AND AGREEMENT

JAMDAT Mobile Inc.

ADDRESS

ADDRESS

Attention:

1. Exercise of Option. The undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase shares of the Common Stock (the “Option Shares”) of JAMDAT Mobile Inc. (the “Company”) pursuant to the following grant (the “Grant”):

Plan: 2004 Equity Incentive Plan
Date of Grant:	No. of Option Shares to be purchased:

2. Representations of Optionee. The Optionee hereby acknowledges, represents, and warrants that the Optionee has received, read, and understood the Plan and the Grant; and will abide by and be bound by the respective terms and conditions.

3. Compliance with Securities Laws. The Optionee understands and acknowledges that the exercise of any rights to purchase any Option Shares is expressly conditioned upon compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed, as they are in effect on the date of exercise. The Optionee agrees to cooperate with the Company to ensure compliance with such laws.

4. Stop Transfer Notices. The Optionee understands and agrees that the Company may issue appropriate “stop transfer” instructions to its transfer agent to ensure compliance with any restrictions on transfer required by applicable laws or regulations.

5. Tax Consequences. THE OPTIONEE UNDERSTANDS THAT THE OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF THE OPTIONEE’S PURCHASE OR DISPOSITION OF THE OPTION SHARES. THE OPTIONEE REPRESENTS THAT THE OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) THAT THE OPTIONEE DEEMS NECESSARY IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE OPTION SHARES; AND THAT THE OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

6. Payment. The Optionee herewith delivers to the Company the aggregate exercise price of the Option Shares that the Optionee has elected to purchase. In addition to the aggregate exercise price, the Optionee herewith delivers to the Company the amount of, or has made adequate provisions for, the withholding of applicable income tax, social insurance, and other taxes.

7. Cashless Exercise. If the cashless method of exercise is used, payment of the aggregate exercise price shall be made through a special sale and remittance procedure pursuant to which the Optionee provides irrevocable instructions to (A) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income tax, social insurance, and other taxes required to be withheld by the Company by reason of such exercise; and (B) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

8. Entire Agreement. This Exercise Notice and Agreement, the Non-Qualified Stock Option Grant, and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

9. Governing Law. This Exercise Notice and Agreement, the Non-Qualified Stock Option Grant, and the Plan shall be governed by, and subject to, the laws of the State of California, United States, except for that body of law pertaining to conflicts of laws.

OPTIONEE	JAMDAT MOBILE INC.

By :	By :

Name :	Name :

Title :

Date :	Date :

Location: Japan

JAMDAT MOBILE INC.

NONQUALIFIED STOCK OPTION GRANT

2004 EQUITY INCENTIVE PLAN

«First»«Last»

JAMDAT Mobile Inc., a Delaware corporation, (the “Company”) hereby grants to the individual named above (the “Optionee”), a nonqualified Option under the Company’s 2004 Equity Incentive Plan (the “Plan”), to purchase the total number of shares set forth below of common stock of the Company (the “Option Shares”) at the Exercise Price set forth below. The Option is subject to all the terms and conditions of the Nonqualified Stock Option Grant including the terms and conditions in the attached Appendix A (the “Grant”) and the Plan, the provisions of which are incorporated herein by reference. All capitalized terms used in this Grant that are not defined herein have the meanings defined in the Plan. The principal features of the option are as follows:

Number of Option Shares:	«Shares»	Exercise Price per Share:	$

Date of Grant:		Expiration Date:

Vest Start Date:

Subject to the terms and conditions of the Plan and the Grant, the Option will first vest and become exercisable as to 24%, 12 months from Vest Start Date and will then vest 2% on the first calendar day of each month thereafter for 38 months. The Optionee may then exercise the Option to the extent it has become vested, at any time until expiration or cancellation.

The Optionee shall be deemed to have worked a calendar month if Optionee has worked any portion of that month. Only vested Options may be exercised. Vesting will continue in accordance with the Grant schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum vesting period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THE OPTION.

JAMDAT MOBILE INC.

By:

Title:

ACCEPTANCE:

The Optionee acknowledges the receipt of the Grant under the Plan. The Optionee acknowledges that a copy of the Plan and a copy of the prospectus as amended are available upon request from the Administrator and can be delivered electronically. Optionee represents that Optionee has read and understands the contents of the Plan, the prospectus, and the Grant, and accepts the Option subject to all the terms and conditions of the Plan and the Grant. The Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option and that Optionee should consult a tax advisor prior to any exercise.

The following text is available in Japanese from the Administrator.

“The Optionee hereby acknowledges receipt of the Option Plan and the Prospectus from the Administrator, which are available in Japanese from the Administrator. The Optionee also acknowledges the reading and understanding of the conditions therein, and accepts this Option on the basis of the conditions of the Option Plan and Option Grant. In addition, the Optionee understands that the exercise of the Option could result in adverse tax consequences, and recognizes the need to consult a tax consultant before the exercise of the Option.”

Signature:

Appendix A

JAMDAT MOBILE INC.

Nonqualified Stock Option Terms and Conditions (Intl.)

Under the 2004 Equity Incentive Plan

30. Form of Option Grant. The Option granted under the Plan shall be evidenced by a written Stock Option Grant (the “Grant”) in such form (which need not be the same for each Optionee) as the Administrator shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of the Plan. Grants may be evidenced by paper copy or electronic copy.

31. Date of Grant. The date of grant of the Option will be the date on which the Administrator makes the determination to grant such Option unless otherwise specified by the Administrator. The Grant representing the Option will be delivered to Optionee within a reasonable time after the granting of the Option. Delivery may be made by either paper copy or electronic copy.

32. Exercise Price. The Administrator shall determine the exercise price of the Option on the date the Option is granted.

33. Exercise Period. Options shall be exercisable within the times or upon the events determined by the Administrator as set forth in the Grant; provided, however, that no Option shall be exercisable after the expiration of 10 years from the date the Option is granted (the “Expiration Date”).

34. Restrictions on Exercise. Exercise of the Option is subject to the following limitations:

(a) the Option may not be exercised until the Plan has been approved by the stockholders of the Company as set forth in the Plan; and

(b) the Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed, as they are in effect on the date of exercise.

35. Acknowledgments and Waiver. The Optionee agrees and acknowledges that:

(a) the Plan is discretionary and the Company can amend or cancel it at any time;

(b) participation in the Plan is voluntary and does not create any contractual or other right to receive future rights to purchase shares;

(c) the right to purchase shares under the Plan is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, bonuses, pension or retirement benefits or similar payments;

(d) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty;

(e) no claim or entitlement to compensation or damages arises from the termination of the right to purchase shares or diminution in value of the shares purchased under the Plan and the Optionee irrevocably releases the Company and the Optionee’s employer from any such claim that may arise; and

(f) the Optionee’s participation in the Plan shall not create a right to further employment with the Optionee’s employer and shall not interfere with the ability of the Optionee’s employer to terminate the employment relationship at any time.

36. Cancellation of Option.

(a) Except as provided in this section, the Option shall be cancelled in whole if Optionee is terminated and may not be exercised to the extent cancelled. If the Optionee is terminated for any reason except by death, disability or Retirement, the Option, to the extent it is exercisable on the Termination Date, may be exercised by the Optionee within 3 months after the Termination Date, but in no event later than the Expiration Date;

(b) Except as provided in this subsection, the Option shall be cancelled in part, if Optionee ceases to be a full-time employee, but remains an employee of the Optionee’s employer, and may not be exercised to the extent cancelled. If the Optionee ceases to be a full-time employee for any reason other than disability, the Option, to the extent it is exercisable on the date on which the Optionee ceases to be a full-time employee, may be exercised by the Optionee within three months after the Termination Date, but in no event later than the Expiration Date:

(i) Unless otherwise required by local law, an Optionee shall be deemed to be a “full-time” employee if Optionee works not less than 40 hours per week;

(ii) Except to the extent the Option is cancelled in accordance with subsection (b)(iii) below, the Option shall continue to vest in equal monthly amounts from the Termination Date up to 50 calendar months from the vest start date set forth in the Grant (the “Vest Start Date”), provided the Optionee is continuously employed during the period; and

(iii) The number of Option Shares under the Option that shall be cancelled in accordance with this subsection will be determined by multiplying the total number of Option Shares by the result of the following formula:

Total number of unvested Option Shares multiplied by [[X minus Y] divided by X]

Where X equals the number of hours in Optionee’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Optionee’s regularly-scheduled workweek after ceasing to be a full-time employee.

(c) If the Optionee’s employment with the Company is terminated because of the Retirement of the Optionee, as defined below, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee at any time prior to the earlier of (i) expiration of 60 months from the Termination Date, and (ii) the Expiration Date. For the purposes of this Paragraph 7(c) “Retirement” means voluntary termination of employment with the Company by Optionee if Optionee’s age added to Optionee’s years of Service with the Company equals or exceeds 60 and Optionee has at least 10 years of service with the Company. For the purposes of this Paragraph 7(c), “Service” means employment from date of hire to Termination Date plus any previous employment with the Company where the previous employment period was at least 12 months (exclusive of any extended non-medical leaves of absence) and exceeded the length of time between Optionee’s previous and current employment with the Company.

(d) If the Optionee is Terminated because of the death of the Optionee or permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative) at any time prior to the expiration of 12 months after the Termination Date, but in any event no later than the Expiration Date.

(e) Notwithstanding the provisions in subsection 7(a) above, if the Optionee’s employment is terminated for Cause, the Option may not be exercised to any extent whatsoever and any and all rights and claims Optionee may have to any Option Shares, or value attributable to any Option Shares upon vesting is hereby revoked.

(f) Notwithstanding the provisions in subsection 6(a) above, if (i) the Optionee’s employment with the Company is terminated other than for Cause, (ii) the Optionee was subject to the Company’s “trading window” (as described in the Company’s policy on securities trades by Company personnel) at the time his or her employment was terminated, and (iii) the “trading window” was closed at the time the Optionee’s employment was terminated and remained closed during the entire Post-Termination Exercise Period (thereby preventing the immediate resale of Shares acquired upon exercise of the Option), then the Option, to the extent it is exercisable on the Termination Date, shall remain exercisable until 10 days after the date the Optionee is notified by the Company that the “trading window” has been opened; provided, however, that no Option will be exercisable later than the Expiration Date.

37. Manner of Exercise.

(a) The Option shall be exercisable by delivering to the Company a written notice in the form attached hereto as Exhibit A, or in such other form as may be approved by the Administrator, which shall set forth the Optionee’s election to exercise the Option, the number of Option Shares being purchased, and such other representations and agreements as to the Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.

(b) Such notice shall be accompanied by full payment of the Exercise Price (i) in cash; (ii) by tender of shares of Common Stock of the Company having a fair market value equal to the Exercise Price; or (iii) a combination of the foregoing, provided that a portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash or other legal consideration.

(c) Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Option Shares registered in the name of the Optionee or the Optionee’s legal representative.

38. Governing Law. The Grant as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California, United States.

39. Translation. If the Optionee has received this or any other document related to the Plan that is translated into a language other than English and if the translated version is different from the English version, the English version will take precedence.

40. Tax Withholding.

(a) The Company will assess its requirements regarding tax, social insurance, and other applicable taxes (“Tax Items”) in connection with the Option. These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s actions in this regard, the Optionee hereby acknowledges and agrees that the ultimate liability for Tax Items is the responsibility of the Optionee and that the Company and/or the Optionee’s employer:

(i) make no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Grant, including the grant or exercise of the purchase rights and the subsequent sale of shares acquired under the Plan; and

(ii) do not commit to structure the terms of the Grant or any aspect of the Option to reduce or eliminate the Optionee’s liability for Tax Items.

(b) Prior to the issuance of the Option Shares upon exercise of the Option, the Optionee must pay or make adequate provisions for the withholding of Tax Items. The Optionee authorizes the Company and/or the Optionee’s employer to withhold all applicable Tax Items legally payable by the Optionee from the compensation paid to the Optionee by the Company and/or the Optionee’s employer or from proceeds of sale. Alternatively, or in addition, if permissible under local law, the Company may sell or arrange for the sale of shares that the Optionee is due to acquire to meet the minimum withholding obligation for Tax Items. The Company or the Optionee’s employer will repay to the Optionee any estimated withholding which is not required in satisfaction of any Tax Items. The Optionee shall pay to the Company or the Optionee’s employer any amount of any Tax Items that the Company or the Optionee’s employer may be required to withhold as a result of the Optionee’s participation in the Plan or the Optionee’s purchase of shares that cannot be satisfied by the means previously described.

41. Data Privacy. As a condition of participating in the Plan, the Optionee:

(a) consents to the collection, use, processing, and transfer, in electronic or other form, of personal data described in this section by, as applicable, the employer of the Optionee, and the Company and any of its Subsidiaries or affiliates for the exclusive purpose of administering the Optionee’s participation in the Plan;

(b) understands that the Company, the Optionee’s employer and any of its Subsidiaries or affiliates may hold certain personal information about the Optionee, including the

Optionee’s name, home address and telephone number, date of birth, social security number or other identification number, nature and amount of compensation, nationality, job title, any shares or directorships held in the Company, details of all purchase rights or any other entitlement to shares awarded, canceled, purchased, or outstanding in the Optionee’s favor, for the purpose of administering the Plan (“Data”);

(c) understands that Data may be transferred to any third parties assisting the Company in the administration of the Plan;

(d) understands that the recipients of Data may be located in the Optionee’s country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country of residence;

(e) authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of administering the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares on the Optionee’s behalf to a broker or other third party with whom the Optionee may elect to deposit any shares acquired pursuant to the Plan;

(f) understands that Data will be held only as long as necessary to administer the Optionee’s participation in the Plan;

(g) understands that the Optionee may, at any time, review Data, require any necessary amendments to Data or withdraw the consents herein in writing by contacting the Company; and

(h) understands that withdrawing the Optionee’s consent may affect the Optionee’s ability to participate in the Plan.

42. Nontransferability of Option. No Option may be sold, pledged, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent and distribution or as determined by the Administrator and set forth in the Grant.

43. Exclusion of Option From Notice Period. The period of continuous employment for the purposes of the Grant shall be the period commencing on the Vest Start Date and ending on the Termination Date, or if earlier, the date on which the Optionee’s employer gives notice of Termination (the “Vest End Date”). In no event shall vesting of the Option extend beyond the Vest End Date, nor shall any potential value of the Option after the Vest End Date be considered in determining any notice or compensation in lieu of notice that may be required or given upon Termination. Optionee agrees that this provision is a condition to the Grant and hereby waives any and all rights and claims Optionee may have to any Option Shares, or value attributable to any Option Shares, which would have under any circumstances vested after the Vest End Date.

44. Authority of the Board and the Administrator. Any dispute regarding the interpretation of the Grant shall be submitted by Optionee, Optionee’s employer, or the Company, forthwith to the Board or the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on the Optionee, Optionee’s employer, and/or the Company.

45. Entire Agreement. The Plan is available upon request from the Administrator. The Grant, the Plan and the written notice and agreement attached as Exhibit A constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

46. Notice. Copies of the Plan, prospectus, the Company’s annual report, and the Company’s financial statements are available at no charge by submitting a request to the Administrator.

JAMDAT MOBILE INC.

STOCK OPTION EXERCISE NOTICE AND AGREEMENT

JAMDAT Mobile Inc.

ADDRESS

ADDRESS

Attention:

10. Exercise of Option. The undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase shares of the Common Stock (the “Option Shares”) of JAMDAT Mobile Inc. (the “Company”) pursuant to the following grant (the “Grant”):

Plan: 2004 Equity Incentive Plan

Date of Grant:                                 No. of Option Shares to be purchased:

11. Representations of Optionee. The Optionee hereby acknowledges, represents, and warrants that the Optionee has received, read, and understood the Plan and the Grant; and will abide by and be bound by the respective terms and conditions.

12. Compliance with Securities Laws. The Optionee understands and acknowledges that the exercise of any rights to purchase any Option Shares is expressly conditioned upon compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed, as they are in effect on the date of exercise. The Optionee agrees to cooperate with the Company to ensure compliance with such laws.

13. Stop Transfer Notices. The Optionee understands and agrees that the Company may issue appropriate “stop transfer” instructions to its transfer agent to ensure compliance with any restrictions on transfer required by applicable laws or regulations.

14. Tax Consequences. THE OPTIONEE UNDERSTANDS THAT THE OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF THE OPTIONEE’S PURCHASE OR DISPOSITION OF THE OPTION SHARES. THE OPTIONEE REPRESENTS THAT THE OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) THAT THE OPTIONEE DEEMS NECESSARY IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE OPTION SHARES; AND THAT THE OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

15. Payment. The Optionee herewith delivers to the Company the aggregate exercise price of the Option Shares that the Optionee has elected to purchase. In addition to the aggregate exercise price, the Optionee herewith delivers to the Company the amount of, or has made adequate provisions for, the withholding of applicable income tax, social insurance, and other taxes.

16. Cashless Exercise. If the cashless method of exercise is used, payment of the aggregate exercise price shall be made through a special sale and remittance procedure pursuant to which the Optionee provides irrevocable instructions to (A) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income tax, social insurance, and other taxes required to be withheld by the Company by reason of such exercise; and (B) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

17. Entire Agreement. This Exercise Notice and Agreement, the Non-Qualified Stock Option Grant, and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

18. Governing Law. This Exercise Notice and Agreement, the Non-Qualified Stock Option Grant, and the Plan shall be governed by, and subject to, the laws of the State of California, United States, except for that body of law pertaining to conflicts of laws.

OPTIONEE	JAMDAT MOBILE INC.

By :	By :
Name :	Name :
Title :
Date :	Date :

Location: Spain

JAMDAT MOBILE INC.

NONQUALIFIED STOCK OPTION GRANT

2004 EQUITY INCENTIVE PLAN

«First» «Middle» «last»

JAMDAT Mobile Inc., a Delaware corporation, (the “Company”) hereby grants to the individual named above (the “Optionee”), a nonqualified Option under the Company’s 2004 Equity Incentive Plan (the “Plan”), to purchase the total number of shares set forth below of common stock of the Company (the “Option Shares”) at the Exercise Price set forth below. The Option is subject to all the terms and conditions of the Nonqualified Stock Option Grant including the terms and conditions in the attached Appendix A (the “Grant”) and the Plan, the provisions of which are incorporated herein by reference. All capitalized terms used in this Grant that are not defined herein have the meanings defined in the Plan. The principal features of the option are as follows:

Number of Option Shares:	«Shares»	Exercise Price per Share:	$

Date of Grant:		Expiration Date:

Vest Start Date:

Subject to the terms and conditions of the Plan and the Grant, the Option will first vest and become exercisable as to 24%, 12 months from Vest Start Date and will then vest 2% on the first calendar day of each month thereafter for 38 months. The Optionee may then exercise the Option to the extent it has become vested, at any time until expiration or cancellation. Further, the exercise of the Option may qualify for tax preference under Spanish law.

The Optionee shall be deemed to have worked a calendar month if Optionee has worked any portion of that month. Only vested Options may be exercised. Vesting will continue in accordance with the Grant schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum vesting period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

PLEASE READ ALL OF APPENDIX A WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THE OPTION.

JAMDAT MOBILE INC.

By:
Title:

ACCEPTANCE:

The Optionee acknowledges the receipt of the Grant under the Plan. The Optionee acknowledges that a copy of the Plan and a copy of the prospectus as amended are available upon request from the Administrator. Optionee represents that Optionee has read and understands the contents of the Plan, the prospectus, and the Grant, and accepts the Option subject to all the terms and conditions of the Plan and the Grant. The Optionee acknowledges that there may be adverse tax consequences upon exercise of the Option and that Optionee should consult a tax advisor prior to any exercise.

The following text is available in Spanish from the Administrator.

“This Option Agreement establishes the understanding that a copy of the Plan and a copy of the Information Bulletin are available from the Administrator and formally declares that you have read the plan and understood the terms and conditions of the aforementioned documents and that you accept this Option, and agree to all of the terms and conditions of the Plan, the Grant, this Option Agreement, and this Waiver. This Option Agreement acknowledges that you may be subject to adverse tax consequences with the exercise of this Option and you should consult a tax advisor prior to exercise.”

Signature:

Appendix A

JAMDAT MOBILE INC.

Nonqualified Stock Option Terms and Conditions (Intl.)

Under the 2004 Equity Incentive Plan

47. Form of Option Grant. The Option granted under the Plan shall be evidenced by a written Stock Option Grant (the “Grant”) in such form (which need not be the same for each Optionee) as the Administrator shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of the Plan. Grants may be evidenced by paper copy or electronic copy.

48. Date of Grant. The date of grant of the Option will be the date on which the Administrator makes the determination to grant such Option unless otherwise specified by the Administrator. The Grant representing the Option will be delivered to Optionee within a reasonable time after the granting of the Option. Delivery may be made by either paper copy or electronic copy.

49. Exercise Price. The Administrator shall determine the exercise price of the Option on the date the Option is granted.

50. Exercise Period. Options shall be exercisable within the times or upon the events determined by the Administrator as set forth in the Grant; provided, however, that no Option shall be exercisable after the expiration of 10 years from the date the Option is granted (the “Expiration Date”).

51. Restrictions on Exercise. Exercise of the Option is subject to the following limitations:

(a) the Option may not be exercised until the Plan has been approved by the stockholders of the Company as set forth in the Plan; and

(b) the Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed, as they are in effect on the date of exercise.

52. Acknowledgments and Waiver. The Optionee agrees and acknowledges that:

(a) the Plan is discretionary and the Company can amend or cancel it at any time;

(b) participation in the Plan is voluntary and does not create any contractual or other right to receive future rights to purchase shares;

(c) the right to purchase shares under the Plan is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, bonuses, pension or retirement benefits or similar payments;

(d) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty;

(e) no claim or entitlement to compensation or damages arises from the termination of the right to purchase shares or diminution in value of the shares purchased under the Plan and the Optionee irrevocably releases the Company and the Optionee’s employer from any such claim that may arise; and

(f) the Optionee’s participation in the Plan shall not create a right to further employment with the Optionee’s employer and shall not interfere with the ability of the Optionee’s employer to terminate the employment relationship at any time.

53. Cancellation of Option.

(a) Except as provided in this section, the Option shall be cancelled in whole if Optionee is terminated and may not be exercised to the extent cancelled. If the Optionee is terminated for any reason except by death, disability or Retirement, the Option, to the extent it is exercisable on the Termination Date, may be exercised by the Optionee within 3 months after the Termination Date, but in no event later than the Expiration Date;

(b) Except as provided in this subsection, the Option shall be cancelled in part, if Optionee ceases to be a full-time employee, but remains an employee of the Optionee’s employer, and may not be exercised to the extent cancelled. If the Optionee ceases to be a full-time employee for any reason other than disability, the Option, to the extent it is exercisable on the date on which the Optionee ceases to be a full-time employee, may be exercised by the Optionee within three months after the Termination Date, but in no event later than the Expiration Date:

(i) Unless otherwise required by local law, an Optionee shall be deemed to be a “full-time” employee if Optionee works not less than 40 hours per week;

(ii) Except to the extent the Option is cancelled in accordance with subsection (b)(iii) below, the Option shall continue to vest in equal monthly amounts from the Termination Date up to 50 calendar months from the vest start date set forth in the Grant (the “Vest Start Date”), provided the Optionee is continuously employed during the period; and

(iii) The number of Option Shares under the Option that shall be cancelled in accordance with this subsection will be determined by multiplying the total number of Option Shares by the result of the following formula:

Total number of unvested Option Shares multiplied by [[X minus Y] divided by X]

Where X equals the number of hours in Optionee’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Optionee’s regularly-scheduled workweek after ceasing to be a full-time employee.

(c) If the Optionee’s employment with the Company is terminated because of the Retirement of the Optionee, as defined below, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee at any time prior to the earlier of (i) expiration of 60 months from the Termination Date, and (ii) the Expiration Date. For the purposes of this Paragraph 7(c) “Retirement” means voluntary termination of employment with the Company by Optionee if Optionee’s age added to Optionee’s years of Service with the Company equals or exceeds 60 and Optionee has at least 10 years of service with the Company. For the purposes of this Paragraph 7(c), “Service” means employment from date of hire to Termination Date plus any previous employment with the Company where the previous employment period was at least 12 months (exclusive of any extended non-medical leaves of absence) and exceeded the length of time between Optionee’s previous and current employment with the Company.

(d) If the Optionee is Terminated because of the death of the Optionee or permanent and total disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative) at any time prior to the expiration of 12 months after the Termination Date, but in any event no later than the Expiration Date.

(e) Notwithstanding the provisions in subsection 7(a) above, if the Optionee’s employment is terminated for Cause, the Option may not be exercised to any extent whatsoever and any and all rights and claims Optionee may have to any Option Shares, or value attributable to any Option Shares upon vesting is hereby revoked.

(f) Notwithstanding the provisions in subsection 6(a) above, if (i) the Optionee’s employment with the Company is terminated other than for Cause, (ii) the Optionee was subject to the Company’s “trading window” (as described in the Company’s policy on securities trades by Company personnel) at the time his or her employment was terminated, and (iii) the “trading window” was closed at the time the Optionee’s employment was terminated and remained closed during the entire Post-Termination Exercise Period (thereby preventing the immediate resale of Shares acquired upon exercise of the Option), then the Option, to the extent it is exercisable on the Termination Date, shall remain exercisable until 10 days after the date the Optionee is notified by the Company that the “trading window” has been opened; provided, however, that no Option will be exercisable later than the Expiration Date.

54. Manner of Exercise.

(a) The Option shall be exercisable by delivering to the Company a written notice in the form attached hereto as Exhibit A, or in such other form as may be approved by the Administrator, which shall set forth the Optionee’s election to exercise the Option, the number of Option Shares being purchased, and such other representations and agreements as to the Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.

(b) Such notice shall be accompanied by full payment of the Exercise Price (i) in cash; (ii) by tender of shares of Common Stock of the Company having a fair market value equal to the Exercise Price; or (iii) a combination of the foregoing, provided that a portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash or other legal consideration.

(c) Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Option Shares registered in the name of the Optionee or the Optionee’s legal representative.

55. Governing Law. The Grant as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California, United States.

56. Translation. If the Optionee has received this or any other document related to the Plan that is translated into a language other than English and if the translated version is different from the English version, the English version will take precedence.

57. Tax Withholding.

(a) The Company will assess its requirements regarding tax, social insurance, and other applicable taxes (“Tax Items”) in connection with the Option. These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s actions in this regard, the Optionee hereby acknowledges and agrees that the ultimate liability for Tax Items is the responsibility of the Optionee and that the Company and/or the Optionee’s employer:

(i) make no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Grant, including the grant or exercise of the purchase rights and the subsequent sale of shares acquired under the Plan; and

(ii) do not commit to structure the terms of the Grant or any aspect of the Option to reduce or eliminate the Optionee’s liability for Tax Items.

(b) Prior to the issuance of the Option Shares upon exercise of the Option, the Optionee must pay or make adequate provisions for the withholding of Tax Items. The Optionee authorizes the Company and/or the Optionee’s employer to withhold all applicable Tax Items legally payable by the Optionee from the compensation paid to the Optionee by the Company and/or the Optionee’s employer or from proceeds of sale. Alternatively, or in addition, if permissible under local law, the Company may sell or arrange for the sale of shares that the Optionee is due to acquire to meet the minimum withholding obligation for Tax Items. The Company or the Optionee’s employer will repay to the Optionee any estimated withholding which is not required in satisfaction of any Tax Items. The Optionee shall pay to the Company or the Optionee’s employer any amount of any Tax Items that the Company or the Optionee’s employer may be required to withhold as a result of the Optionee’s participation in the Plan or the Optionee’s purchase of shares that cannot be satisfied by the means previously described.

58. Data Privacy. As a condition of participating in the Plan, the Optionee:

(a) consents to the collection, use, processing, and transfer, in electronic or other form, of personal data described in this section by, as applicable, the employer of the Optionee, and the Company and any of its Subsidiaries or affiliates for the exclusive purpose of administering the Optionee’s participation in the Plan;

(b) understands that the Company, the Optionee’s employer and any of its Subsidiaries or affiliates may hold certain personal information about the Optionee, including the

Optionee’s name, home address and telephone number, date of birth, social security number or other identification number, nature and amount of compensation, nationality, job title, any shares or directorships held in the Company, details of all purchase rights or any other entitlement to shares awarded, canceled, purchased, or outstanding in the Optionee’s favor, for the purpose of administering the Plan (“Data”);

(c) understands that Data may be transferred to any third parties assisting the Company in the administration of the Plan;

(d) understands that the recipients of Data may be located in the Optionee’s country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country of residence;

(e) authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of administering the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares on the Optionee’s behalf to a broker or other third party with whom the Optionee may elect to deposit any shares acquired pursuant to the Plan;

(f) understands that Data will be held only as long as necessary to administer the Optionee’s participation in the Plan;

(g) understands that the Optionee may, at any time, review Data, require any necessary amendments to Data or withdraw the consents herein in writing by contacting the Company; and

(h) understands that withdrawing the Optionee’s consent may affect the Optionee’s ability to participate in the Plan.

59. Nontransferability of Option. No Option may be sold, pledged, hypothecated, transferred or disposed of in any manner other than by will or the laws of descent and distribution or as determined by the Administrator and set forth in the Grant.

60. Exclusion of Option From Notice Period. The period of continuous employment for the purposes of the Grant shall be the period commencing on the Vest Start Date and ending on the Termination Date, or if earlier, the date on which the Optionee’s employer gives notice of Termination (the “Vest End Date”). In no event shall vesting of the Option extend beyond the Vest End Date, nor shall any potential value of the Option after the Vest End Date be considered in determining any notice or compensation in lieu of notice that may be required or given upon Termination. Optionee agrees that this provision is a condition to the Grant and hereby waives any and all rights and claims Optionee may have to any Option Shares, or value attributable to any Option Shares, which would have under any circumstances vested after the Vest End Date.

61. Authority of the Board and the Administrator. Any dispute regarding the interpretation of the Grant shall be submitted by Optionee, Optionee’s employer, or the Company, forthwith to the Board or the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on the Optionee, Optionee’s employer, and/or the Company.

62. Entire Agreement. The Plan is available upon request from the Administrator. The Grant, the Plan and the written notice and agreement attached as Exhibit A constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

63. Notice. Copies of the Plan, prospectus, the Company’s annual report, and the Company’s financial statements are available at no charge by submitting a request to the Administrator.

JAMDAT MOBILE INC.

STOCK OPTION EXERCISE NOTICE AND AGREEMENT

JAMDAT Mobile Inc.

ADDRESS

ADDRESS

Attention:

19. Exercise of Option. The undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase shares of the Common Stock (the “Option Shares”) of JAMDAT Mobile Inc. (the “Company”) pursuant to the following grant (the “Grant”):

Plan: 2004 Equity Incentive Plan
Date of Grant: No. of Option Shares to be purchased:

20. Representations of Optionee. The Optionee hereby acknowledges, represents, and warrants that the Optionee has received, read, and understood the Plan and the Grant; and will abide by and be bound by the respective terms and conditions.

21. Compliance with Securities Laws. The Optionee understands and acknowledges that the exercise of any rights to purchase any Option Shares is expressly conditioned upon compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed, as they are in effect on the date of exercise. The Optionee agrees to cooperate with the Company to ensure compliance with such laws.

22. Stop Transfer Notices. The Optionee understands and agrees that the Company may issue appropriate “stop transfer” instructions to its transfer agent to ensure compliance with any restrictions on transfer required by applicable laws or regulations.

23. Tax Consequences. THE OPTIONEE UNDERSTANDS THAT THE OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF THE OPTIONEE’S PURCHASE OR DISPOSITION OF THE OPTION SHARES. THE OPTIONEE REPRESENTS THAT THE OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) THAT THE OPTIONEE DEEMS NECESSARY IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE OPTION SHARES; AND THAT THE OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

24. Payment. The Optionee herewith delivers to the Company the aggregate exercise price of the Option Shares that the Optionee has elected to purchase. In addition to the aggregate exercise price, the Optionee herewith delivers to the Company the amount of, or has made adequate provisions for, the withholding of applicable income tax, social insurance, and other taxes.

25. Cashless Exercise. If the cashless method of exercise is used, payment of the aggregate exercise price shall be made through a special sale and remittance procedure pursuant to which the Optionee provides irrevocable instructions to (A) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income tax, social insurance, and other taxes required to be withheld by the Company by reason of such exercise; and (B) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

26. Entire Agreement. This Exercise Notice and Agreement, the Non-Qualified Stock Option Grant, and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

27. Governing Law. This Exercise Notice and Agreement, the Non-Qualified Stock Option Grant, and the Plan shall be governed by, and subject to, the laws of the State of California, United States, except for that body of law pertaining to conflicts of laws.

OPTIONEE	JAMDAT MOBILE INC.

By :	By :
Name :	Name :
Title :
Date :	Date :

Location: UK

JAMDAT MOBILE INC.

2004 EQUITY INCENTIVE PLAN

STOCK OPTION GRANT NOTICE

«First» «Middle» «last»

JAMDAT Mobile Inc., a Delaware corporation, (the “Company”) hereby grants to the individual named above (the “Optionee”), a non-qualified stock option grant (the “Option”) under the Company’s 2004 Equity Incentive Plan (the “Plan”), to purchase the total number of shares set forth below of common stock of the Company (the “Option Shares”) at the exercise price set forth below (the “Exercise Price”). The Option is subject to all the terms and conditions of the Nonqualified Stock Option Grant including the terms and conditions in the attached Appendix A (the “Grant”) and the Plan, the provisions of which are incorporated herein by reference. The principal features of the Option are as follows:

Number of Option Shares:	«Shares»	Exercise Price per Share:	$

Date of Grant:		Expiration Date:

Vest Start Date:

Subject to the terms and conditions of the Plan and the Grant, these Options will first vest and become exercisable as to 24%, 12 months from Vest Start Date and will then vest 2% on the first calendar day of each month thereafter for 38 months. Optionee may then exercise the option with respect to vested Option Shares at any time until expiration or termination.

The Optionee shall be deemed to have worked a calendar month if Optionee has worked any portion of that month. Only vested Options may be exercised. Vesting will continue in accordance with the Grant schedule during a leave of absence that is protected under local law (which may include, but is not limited to, a maternity, paternity, disability, medical, or military leave), provided that such vesting shall not exceed the maximum vesting period protected by local law. Vesting shall be suspended during any unpaid personal leave of absence, except as otherwise provided by local law.

Election to Transfer Employer’s National Insurance Contributions Liability to Optionee (the “Election”).

Optionee acknowledges that he or she will pay the employee’s primary Class 1 National Insurance Contributions (“the Primary Contributions”) due on the exercise or assignment or release of the Option, pursuant to section 4(4)(a) of the Social Security Contributions and Benefits Act 1992. The Primary Contributions will be payable (i) on the gain arising on exercise or (ii) in the case of assignment or release of the Option, in respect of the difference between the amount of the consideration (if any) given for such assignment or release and the amount of the consideration (if any) given for the Option.

In addition, Optionee and JAMDAT Mobile Inc. (“the Employer”) hereby elect that the entire liability of the Employer to pay secondary Class 1 National Insurance Contributions due on the exercise or assignment or release of the Option (“the Secondary Contributions”) is hereby transferred to Optionee. The Secondary Contributions will also be payable (i) on the gain arising on exercise or (ii) in the case of assignment or release of the Option, in respect of the difference between the amount of the consideration (if any) given for such assignment or release and the amount of the consideration (if any) given for the Option. The purpose of this Election is to transfer the Employer’s liability for the Secondary Contributions to the Optionee.

Optionee hereby authorizes the Employer to collect the Secondary Contributions from the Optionee within 30 days after the exercise or assignment or release of the Option or, if earlier, within 14 days after the end of the tax month during which such exercise or assignment or release takes place:

(i) by deduction from salary or any other payment which is payable to the Optionee at any time on or after the date of exercise or assignment or release of the Option, or

(ii) directly from the Optionee by payment in cleared funds, or

(iii) by arranging for the sale of some of the shares that the Optionee is entitled to receive on the exercise of the Option.

The Company has reserved the right under the Plan to withhold the transfer of any shares unless payment is received within the requisite period.

Optionee and the Employer agree to be bound by the terms of this Election. Optionee and the Employer agree that the terms of this Election will apply regardless of whether the Optionee is abroad or not employed on the date on which the liability to Secondary Contributions becomes due.

This Election will continue in effect until such time (if ever) as both the Optionee and the Employer agree that it should cease to have effect or , if earlier, until the date the Inland Revenue may withdraw approval of this Election. This Election will cease to have effect after due payment of the Secondary Contributions in respect of the exercise or assignment or release or cancellation of the Options.

The Employer agrees to pay the Secondary Contributions to the Inland Revenue on behalf of the Optionee within 14 days after the end of the tax month during which the exercise or assignment or release of the Option takes place.

PLEASE READ ALL OF APPENDIX A WHICH CONTAINS THE SPECIFIC TERMS AND CONDITIONS OF THE OPTION.

JAMDAT MOBILE INC.

By:
Title:

ACCEPTANCE:

Optionee hereby acknowledges that a copy of the Plan, the Rules and a copy of the Prospectus as amended are available upon request from the Administrator and can be delivered electronically. Optionee represents that Optionee has read and understands the terms and conditions thereof, and accepts the Option subject to all the terms and provisions of the Plan, the Rules and the Grant. Optionee acknowledges that there may adverse tax consequences upon exercise of the Option and that Optionee should consult a tax advisor prior to such exercise.

Signature:

Appendix A

JAMDAT MOBILE INC.

Nonqualified Stock Option (the “Option”) Terms and Conditions (UK)

Under the 2004 Equity Incentive Plan

64. Form of Option Grant. Each Option granted under the Plan shall be evidenced by a Stock Option Grant (the “Grant”) in such form (which need not be the same for each Optionee) as the Administrator shall from time to time approve, which Grant shall comply with and be subject to the terms and conditions of the Plan. Grants may be evidenced by paper copy or electronic copy.

65. Date of Grant. The date of grant of the Option shall be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator. The Grant representing the Option will be delivered to Optionee within a reasonable time after the granting of the Option. Copies of the Plan and Prospectus are available from the Administrator. Delivery may be made either by paper copy or electronically.

66. Exercise Price. The exercise price of the Option shall be determined by the Administrator on the date the Option is granted.

67. Exercise Period. Options shall be exercisable within the times or upon the events determined by the Administrator as set forth in the Grant; provided, however, that no Option shall be exercisable after the expiration of 10 years from the date the Option is granted (the “Expiration Date”).

68. Restrictions on Exercise. Exercise of the Option is subject to the following limitations:

(a) the Option may not be exercised until the Plan has been approved by the stockholders of the Company as set forth in the Plan.

(b) the Option may not be exercised unless such exercise is in compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed, as they are in effect on the date of exercise.

69. Acknowledgments and Waiver. The Optionee agrees and acknowledges that:

(a) the Plan is discretionary and the Company can amend or cancel it at any time;

(b) participation in the Plan is voluntary and does not create any contractual or other right to receive future rights to purchase shares;

(c) the right to purchase shares under the Plan is not part of normal or expected compensation or salary for any purposes, including, but not limited to, calculating any termination, severance, resignation, redundancy, bonuses, pension or retirement benefits or similar payments;

(d) the future value of the shares purchased under the Plan is unknown and cannot be predicted with certainty;

(e) no claim or entitlement to compensation or damages arises from the termination of the right to purchase shares or diminution in value of the shares purchased under the Plan and the Optionee irrevocably releases the Company and the Optionee’s employer from any such claim that may arise; and

(f) the Optionee’s participation in the Plan shall not create a right to further employment with the Optionee’s employer and shall not interfere with the ability of the Optionee’s employer to terminate the employment relationship at any time.

70. Cancellation of Option.

(a) Except as provided in this section, the Option shall be cancelled in whole if Optionee is terminated and may not be exercised to the extent cancelled. If the Optionee is terminated for any reason except by death, disability or Retirement, the Option, to the extent it is exercisable on the Termination Date, may be exercised by the Optionee within 3 months after the Termination Date, but in no event later than the Expiration Date;

(b) Except as provided in this subsection, the Option shall be cancelled in part, if Optionee ceases to be a full-time employee, but remains an employee of the Optionee’s employer, and may not be exercised to the extent cancelled. If the Optionee ceases to be a full-time employee for any reason other than disability, the Option, to the extent it is exercisable on the date on which the Optionee ceases to be a full-time employee, may be exercised by the Optionee within 3 months after the Termination Date, but in no event later than the Expiration Date:

(i) Unless otherwise required by local law, an Optionee shall be deemed to be a “full-time” employee if Optionee works not less than 40 hours per week;

(ii) Except to the extent the Option is cancelled in accordance with subsection (b)(iii) below, the Option shall continue to vest in equal monthly amounts from the Termination Date up to 50 calendar months from the vest start date set forth in the Grant (the “Vest Start Date”), provided the Optionee is continuously employed during the period; and

(iii) The number of Option Shares under the Option that shall be cancelled in accordance with this subsection will be determined by multiplying the total number of Option Shares by the result of the following formula:

Total number of unvested Option Shares multiplied by [[X minus Y] divided by X]

Where X equals the number of hours in Optionee’s regularly-scheduled workweek prior to ceasing to be a full-time employee, and Y equals the number of hours in Optionee’s regularly-scheduled workweek after ceasing to be a full-time employee.

(c) If the Optionee’s employment with the Company is terminated because of the Retirement of the Optionee, as defined below, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee at any time prior to the earlier of (i) expiration of 60 months from the Termination Date, and (ii) the Expiration Date. For the purposes of this Paragraph 7(c) “Retirement” means voluntary termination of employment with the Company by Optionee if Optionee’s age added to Optionee’s years of Service with the Company equals or exceeds 60 and Optionee has at least 10 years of service with the Company. For the purposes of this Paragraph 7(c), “Service” means employment from date of hire to Termination Date plus any previous employment with the Company where the previous employment period was at least 12 months (exclusive of any extended non-medical leaves of absence) and exceeded the length of time between Optionee’s previous and current employment with the Company.

(d) If the Optionee is Terminated because of the death of the Optionee or total and permanent disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the Option, to the extent that it is exercisable on the Termination Date, may be exercised by the Optionee (or the Optionee’s legal representative) at any time prior to the expiration of 12 months after the Termination Date, but in any event no later than the Expiration Date.

(e) Notwithstanding the provisions in subsection 7(a) above, if the Optionee’s employment is terminated for Cause, the Option may not be exercised to any extent whatsoever and any and all rights and claims Optionee may have to any Option Shares, or value attributable to any Option Shares upon vesting is hereby revoked.

(f) Notwithstanding the provisions in subsection 7(a) above, if (i) the Optionee’s employment with the Company is terminated other than for Cause, (ii) the Optionee was subject to the Company’s “trading window” (as described in the Company’s policy on securities trades by Company personnel) at the time his or her employment was terminated, and (iii) the “trading window” was closed at the time the Optionee’s employment was terminated and remained closed during the entire Post-Termination Exercise Period (thereby preventing the immediate resale of Shares acquired upon exercise of the Option), then the Option, to the extent it is exercisable on the Termination Date, shall remain exercisable until ten (10) days after the date the Optionee is notified by the Company that the “trading window” has been opened; provided, however, that no Option will be exercisable later than the Expiration Date.

71. Manner of Exercise.

(a) The Option shall be exercisable by delivery to the Company of written notice in the form attached hereto as Exhibit A or in such other form as may be approved by the Administrator, which shall set forth the Optionee’s election to exercise the Option, the number of Option Shares being purchased, and such other representations and agreements as to the Optionee’s investment intent and access to information as may be required by the Company to comply with applicable securities laws.

(b) Such notice shall be accompanied by full payment of the Exercise Price (i) in cash; (ii) by tender of shares of Common Stock of the Company having a fair market value equal to the Exercise Price; or (iii) a combination of the foregoing, provided that a portion of the exercise price equal to the par value of the Shares, if any, must be paid in cash or other legal consideration.

(c) Provided that such notice and payment are in form and substance satisfactory to counsel for the Company, the Company shall issue the Option Shares registered in the name of the Optionee or the Optionee’s legal representative.

72. Governing Law. The Grant as well as the terms and conditions set forth in the Plan shall be governed by, and subject to, the law of the State of California, United States.

73. Translation. If the Optionee has received this or any other document related to the Plan that is translated into a language other than English and if the translated version is different from the English version, the English version will take precedence.

74. Tax Withholding.

(a) The Company will assess its requirements regarding tax, social insurance, and other applicable taxes (“Tax Items”) in connection with the Option. These requirements may change from time to time as laws or interpretations change. Regardless of the Company’s actions in this regard, the Optionee hereby acknowledges and agrees that the ultimate liability for Tax Items is the responsibility of the Optionee and that the Company and/or the Optionee’s employer:

(i) make no representations or undertakings regarding the treatment of any Tax Items in connection with any aspect of the Grant, including the grant or exercise of the purchase rights and the subsequent sale of shares acquired under the Plan; and

(ii) do not commit to structure the terms of the Grant or any aspect of the Option to reduce or eliminate the Optionee’s liability for Tax Items.

(b) Prior to the issuance of the Option Shares upon exercise of the Option, the Optionee must pay or make adequate provisions for the withholding of Tax Items. The Optionee authorizes the Company and/or the Optionee’s employer to withhold all applicable Tax Items legally payable by the Optionee from the compensation paid to the Optionee by the Company and/or the Optionee’s employer or from proceeds of sale. Alternatively, or in addition, if permissible under local law, the Company may sell or arrange for the sale of shares that the Optionee is due to acquire to meet the minimum withholding obligation for Tax Items. The Company or the Optionee’s employer will repay to the Optionee any estimated withholding which is not required in satisfaction of any Tax Items. The Optionee shall pay to the Company or the Optionee’s employer any amount of any Tax Items that the Company or the Optionee’s employer may be required to withhold as a result of the Optionee’s participation in the Plan or the Optionee’s purchase of shares that cannot be satisfied by the means previously described.

75. Data Privacy. As a condition of participating in the Plan, the Optionee:

(a) consents to the collection, use, processing, and transfer, in electronic or other form, of personal data described in this section by, as applicable, the employer of the Optionee, and the Company and any of its Subsidiaries or affiliates for the exclusive purpose of administering the Optionee’s participation in the Plan;

(b) understands that the Company, the Optionee’s employer and any of its Subsidiaries or affiliates may hold certain personal information about the Optionee, including the

Optionee’s name, home address and telephone number, date of birth, social security number or other identification number, nature and amount of compensation, nationality, job title, any shares or directorships held in the Company, details of all purchase rights or any other entitlement to shares awarded, canceled, purchased, or outstanding in the Optionee’s favor, for the purpose of administering the Plan (“Data”);

(c) understands that Data may be transferred to any third parties assisting the Company in the administration of the Plan;

(d) understands that the recipients of Data may be located in the Optionee’s country of residence, or elsewhere, and that the recipient’s country may have different data privacy laws and protections than the Optionee’s country of residence;

(e) authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of administering the Optionee’s participation in the Plan, including any requisite transfer of such Data as may be required for the administration of the Plan and/or the subsequent holding of shares on the Optionee’s behalf to a broker or other third party with whom the Optionee may elect to deposit any shares acquired pursuant to the Plan;

(f) understands that Data will be held only as long as necessary to administer the Optionee’s participation in the Plan;

(g) understands that the Optionee may, at any time, review Data, require any necessary amendments to Data or withdraw the consents herein in writing by contacting the Company; and

(h) understands that withdrawing the Optionee’s consent may affect the Optionee’s ability to participate in the Plan.

76. Nontransferability of Option. No Option may be sold, pledged, hypothecated, transferred, or disposed of in any manner other than by will or the laws of descent and distribution or as determined by the Administrator and set forth in the Grant.

77. Exclusion of Option From Notice Period. The period of continuous employment for the purposes of the Grant shall be the period commencing on the Vest Start Date and ending on the Termination Date, or if earlier, the date on which the Optionee’s employer gives notice of Termination (the “Vest End Date”). In no event shall vesting of the Option extend beyond the Vest End Date, nor shall any potential value of the Option after the Vest End Date be considered in determining any notice or compensation in lieu of notice that may be required or given upon Termination. Optionee agrees that this provision is a condition to the Grant and hereby waives any and all rights and claims Optionee may have to any Option Shares, or value attributable to any Option Shares, which would have under any circumstances vested after the Vest End Date.

78. Authority of the Board and the Administrator. Any dispute regarding the interpretation of the Grant shall be submitted by Optionee, Optionee’s employer, or the Company, forthwith to the Board or the Administrator, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or Administrator shall be final and binding on the Optionee, Optionee’s employer, and/or the Company.

79. Entire Agreement. The Grant, the Plan and the written notice and agreement attached as Exhibit A constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

80. Notice. Copies of the Plan and Prospectus are available from the Administrator. The Company’s most recent annual report and published financial statements are available from the Administrator. Each may be delivered electronically.

JAMDAT MOBILE INC.

STOCK OPTION EXERCISE NOTICE AND AGREEMENT

JAMDAT Mobile Inc.

ADDRESS

ADDRESS

Attention:

28. Exercise of Option. The undersigned (the “Optionee”) hereby elects to exercise the Optionee’s option to purchase shares of the Common Stock (the “Option Shares”) of JAMDAT Mobile Inc. (the “Company”) pursuant to the following grant (the “Grant”):

Plan: 2004 Equity Incentive Plan
Date of Grant: No. of Option Shares to be purchased:

29. Representations of Optionee. The Optionee hereby acknowledges, represents, and warrants that the Optionee has received, read, and understood the Plan and the Grant; and will abide by and be bound by the respective terms and conditions.

30. Compliance with Securities Laws. The Optionee understands and acknowledges that the exercise of any rights to purchase any Option Shares is expressly conditioned upon compliance with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, all applicable state securities laws, and the requirements of any stock exchange or national market system on which the Company’s Common Stock may be listed, as they are in effect on the date of exercise. The Optionee agrees to cooperate with the Company to ensure compliance with such laws.

31. Stop Transfer Notices. The Optionee understands and agrees that the Company may issue appropriate “stop transfer” instructions to its transfer agent to ensure compliance with any restrictions on transfer required by applicable laws or regulations.

32. Tax Consequences. THE OPTIONEE UNDERSTANDS THAT THE OPTIONEE MAY SUFFER ADVERSE TAX CONSEQUENCES AS A RESULT OF THE OPTIONEE’S PURCHASE OR DISPOSITION OF THE OPTION SHARES. THE OPTIONEE REPRESENTS THAT THE OPTIONEE HAS CONSULTED WITH ANY TAX CONSULTANT(S) THAT THE OPTIONEE DEEMS NECESSARY IN CONNECTION WITH THE PURCHASE OR DISPOSITION OF THE OPTION SHARES; AND THAT THE OPTIONEE IS NOT RELYING ON THE COMPANY FOR ANY TAX ADVICE.

33. Payment. The Optionee herewith delivers to the Company the aggregate exercise price of the Option Shares that the Optionee has elected to purchase. In addition to the aggregate exercise price, the Optionee herewith delivers to the Company the amount of, or has made adequate provisions for, the withholding of applicable income tax, social insurance, and other taxes.

34. Cashless Exercise. If the cashless method of exercise is used, payment of the aggregate exercise price shall be made through a special sale and remittance procedure pursuant to which the Optionee provides irrevocable instructions to (A) a Company-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income tax, social insurance, and other taxes required to be withheld by the Company by reason of such exercise; and (B) the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

35. Entire Agreement. This Exercise Notice and Agreement, the Non-Qualified Stock Option Grant, and the Plan constitute the entire agreement of the parties and supersede all prior undertakings and agreements with respect to the subject matter hereof.

36. Governing Law. This Exercise Notice and Agreement, the Non-Qualified Stock Option Grant, and the Plan shall be governed by, and subject to, the laws of the State of California, United States, except for that body of law pertaining to conflicts of laws.

OPTIONEE	JAMDAT MOBILE INC.

By :	By :
Name :	Name :
Title :
Date :	Date :